Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED

MASTER TRUST AGREEMENT

among

GMF WHOLESALE RECEIVABLES LLC,

Transferor,

DEUTSCHE BANK TRUST COMPANY DELAWARE,

Owner Trustee

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Certificate Registrar

Dated as of March 27, 2013

Table of Contents

-i-

EXHIBIT A – Form of Certificate

EXHIBIT B – Form of Notice of Repurchase Request

EXHIBIT C – Form of Transferor Certificate

EXHIBIT D – Form of Investment Letter

EXHIBIT E – Form of Rule 144A Letter

AMENDED AND RESTATED MASTER TRUST AGREEMENT, dated as of March 27, 2013 (as modified, supplemented or amended from time to time, this “Agreement”), by and among GMF WHOLESALE RECEIVABLES LLC (“GMWR”), a Delaware limited liability company, as Transferor (“Transferor”), DEUTSCHE BANK TRUST COMPANY DELAWARE, a Delaware banking corporation, as Owner Trustee (“Owner Trustee”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Certificate Registrar, amending and restating in its entirety the Trust Agreement, dated as of March 1, 2013 (the “Original Trust Agreement”), among the same parties.

RECITAL

WHEREAS, the Transferor and the Owner Trustee entered into the Original Trust Agreement and filed a Certificate of Trust with the Secretary of State pursuant to which the GMF Floorplan Owner Revolving Trust was formed; and

WHEREAS, the parties hereto are entering into this Agreement pursuant to which the Original Trust Agreement will be amended and restated.

In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

STATEMENT OF AGREEMENT

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

Whenever used in this Agreement, the following words and phrases have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Benefit Plan Entity” has the meaning specified in Section 3.10.

“Benefit Plan Investor” has the meaning specified in Section 3.10.

“Certificate Register” and “Certificate Registrar” shall mean, respectively, the register mentioned and the registrar appointed pursuant to Section 3.04.

“ERISA” has the meaning specified in Section 3.10.

“Expenses” has the meaning specified in Section 7.02.

“Indemnified Parties” has the meaning specified in Section 7.02.

“Investment Letter” has the meaning specified in Section 3.08(b).

“Original Trust Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Rule 144A Letter” has the meaning specified in Section 3.08(b).

“STAMP” has the meaning assigned to such term in Section 3.04.

“Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq.

“Transferor Certificate” has the meaning assigned to such term in Section 3.08(b).

Section 1.02 Other Definitional Provisions.

(a) All terms used herein and not otherwise defined herein have the meanings ascribed to them in the Annex of Definitions attached as Annex A to the Indenture, dated as of March 27, 2013, between GMF Floorplan Owner Revolving Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee. Whenever used in this Agreement, such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms; provided that solely for purposes of this Agreement the term “Trust Property” shall include any payments of surplus funds by Dealers to GMF pursuant to a cash management agreement in connection with a Floorplan Financing Agreement, which surplus funds will be applied in accordance with the Transfer and Servicing Agreement, the Indenture and the Indenture Supplements.

(b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement, the Annex of Definitions or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement, Annex of Definitions or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement, Annex of Definitions or in any such instrument, certificate or other document shall control.

(d) Unless otherwise specified, references to any dollar amount on any particular date mean such amount at the close of business on such day.

(e) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument governed hereby or certificate or other document made or delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.01 Name.

A Delaware statutory trust known as “GMF Floorplan Owner Revolving Trust,” referred to herein as the Issuer, was formed in accordance with the provisions of the Statutory Trust Statute pursuant to the Original Trust Agreement. Under the Original Trust Agreement, the Owner Trustee was, and under this Agreement the Owner Trustee hereby continues to be, authorized and vested with the power and authority to make and execute contracts, instruments, certificates, agreements and other writings on behalf of the Issuer as set forth herein and to sue and be sued on behalf of the Issuer.

Section 2.02 Office.

The office of the Issuer will be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Indenture Trustee and the Transferor.

Section 2.03 Purpose and Powers.

(a) The purpose of the Issuer is, and the Issuer has the power and authority, to engage in the following activities:

(i) to acquire from time to time the Receivables (and other Trust Property), to assign, grant, transfer, pledge, mortgage and convey the Trust Property pursuant to the Indenture and to hold, manage and distribute to the Certificateholders in accordance with their percentage interests pursuant to the terms of this Agreement and the Basic Documents any portion of the Trust Property released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

(ii) to issue the Notes pursuant to the Indenture (and the related Indenture Supplements) and the Certificate pursuant to this Agreement and to sell the Notes upon the written order of the Transferor;

(iii) to make payments or distributions on the Notes to the Noteholders;

(iv) to pay for, or reimburse the Transferor for, any organizational, start-up and transactional expenses of the Issuer;

(v) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of distributions to the Noteholders and distributions to the Certificateholder.

(b) The Issuer is hereby authorized to engage in the foregoing activities. The Issuer may not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

Section 2.04 Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Issuer, to have all the rights, powers and duties set forth herein. The Owner Trustee hereby accepts such appointment.

Section 2.05 Initial Capital Contribution of Trust Property.

The Transferor hereby assigns, transfers, conveys and sets over to the Issuer, as of the Initial Closing Date, the sum of $1.00. The Issuer hereby acknowledges receipt in trust from the Transferor, as of the Initial Closing Date, of the foregoing contribution, which constitutes the initial Trust Property. Pursuant to the Transfer and Servicing Agreement, the Transferor will from time to time transfer to the Issuer Receivables and other property and assets described therein, all of which will constitute Trust Property. The Transferor will pay organizational expenses of the Issuer as they may arise or will, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06 Declaration of Trust.

The Owner Trustee hereby acknowledges that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Basic Documents to which it is a party. It is the intention of the parties hereto that (i) the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust and (ii) except as set forth in Section 2.11, for income and franchise tax purposes, the Issuer will be disregarded as an entity and its assets treated as owned in whole by the Certificateholder(s). The parties hereto agree, and by accepting its Certificate each Certificateholder is deemed to have agreed, that they will take no action contrary to the foregoing intention. Effective as of the date of the Original Trust Agreement, the Owner Trustee has all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Issuer. The Owner Trustee has filed the Certificate of Trust with the Secretary of State and such filing is hereby ratified in all respects.

Section 2.07 Title to Trust Property.

Legal title to all Trust Property will be vested at all times in the Issuer as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title will be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.08 Situs of Trust.

The principal place of business of the Issuer will be at the Corporate Trust Office of the Owner Trustee in Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer will be located in the State of Delaware or the State of New York. The Issuer will not have any employees in any state other than Delaware; provided, however, that nothing herein will restrict or prohibit the Owner Trustee, the Administrator or any agent of the Issuer from having employees within or outside of the State of Delaware. Payments will be received by the Issuer only in Delaware or New York, and payments will be made by the Issuer only from Delaware or New York.

Section 2.09 Representations and Warranties of Transferor.

The Transferor hereby represents and warrants to the Owner Trustee that:

(a) Organization and Good Standing. The Transferor is a Delaware limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware and has full limited liability company power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and to execute, deliver and perform its obligations under this Agreement, the other Basic Documents and any other document related hereto or thereto to which it is a party and to perform its obligations as contemplated hereby and thereby.

(b) Due Qualification. The Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Transferor, in each jurisdiction where failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect on its ability to perform its obligations under this Agreement or any other document related hereto to which the Transferor is a party.

(c) Power and Authority. The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement and in the other Basic Documents to which the Transferor is a party have been duly authorized by the Transferor by all necessary limited liability company action on its part and each of this Agreement and the other Basic Documents to which the Transferor is a party will remain, from the time of its execution, an official record of the Transferor; the Transferor has the power and authority to assign the property to be assigned to and deposited with the Issuer pursuant to Section 2.05 of this Agreement and Section 2.01 of the Transfer and Servicing Agreement.

(d) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or any of its properties are bound (other than violations of such indentures, contracts, agreements, mortgages, deeds of trust or other instruments which, individually or in the aggregate, would not have an Adverse Effect on the Transferor’s ability to perform its obligations under this Agreement).

(e) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to the Transferor.

(f) No Proceedings. There are no proceedings pending or, to the best knowledge of the Transferor, proceedings threatened or investigations pending or threatened against the Transferor before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Transferor (i) asserting the invalidity of any of the Basic Documents to which the Transferor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Basic Documents to which the Transferor is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under the Basic Documents to which the Transferor is a party or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Basic Documents to which the Transferor is a party.

(g) Enforceability. This Agreement and the other Basic Documents to which the Transferor is a party constitute the legal, valid and binding obligations of the Transferor, enforceable against it in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

Section 2.10 Liability of Certificateholders.

The holders of the Certificates will not be personally liable for the debts or other obligations of the Issuer except to the extent provided otherwise in the Basic Documents.

Section 2.11 Tax Status.

It is the intent of the Transferor and each Certificateholder that, for purposes of United States federal, state and local income tax, any state single business tax and any other income taxes, the Issuer will be treated as a division or branch of the Person holding the beneficial ownership interests in the Issuer for any period during which the beneficial interests of the Issuer are held by one Person for U.S. federal income tax purposes, and will be treated as a partnership (and not as an association or publicly traded partnership taxable as a corporation), and Certificateholders will be treated as partners in that partnership, for any period during which the beneficial ownership interests in the Issuer are held by more than one Person for U.S. federal income tax purposes. For any such period during which the beneficial ownership interests in the Issuer are held by more than one Person for U.S. federal income tax purposes, each Certificateholder, by acceptance of a Certificate or any beneficial interest therein, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates as partnership interests in the Issuer for tax purposes.

ARTICLE III

CERTIFICATES

Section 3.01 Initial Ownership.

Upon the formation of the Issuer by the contribution pursuant to Section 2.05, the Transferor will be the sole beneficial owner of the Issuer.

Section 3.02 Form of Certificates.

(a) The Certificate will be issued in registered form, substantially in the form of Exhibit A, and will, upon issue, be executed by the Owner Trustee on behalf of the Issuer and authenticated by the Certificate Registrar for delivery as provided in Section 3.03. The Certificate will initially be a single certificate that represents the entire Transferor Interest.

(b) The Certificates will be executed by manual or facsimile signature of the Owner Trustee. The Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuer, will, when duly authenticated pursuant to Section 3.03, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in the transferee’s name pursuant to Section 3.04.

Section 3.03 Authentication of Certificates.

On or prior to the first Series Issuance Date, the Certificate Registrar shall authenticate (by manual or facsimile signature) and deliver the Certificate(s) (by manual or facsimile signature), to or upon the written order of the Transferor, signed by its chairman of the board, its president, any vice president, secretary, any assistant treasurer or any authorized signer. No Certificate will be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Certificate Registrar by the manual signature of a duly authorized signer, and such certificate upon any Certificate will be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. Each Certificate will be dated the date of its authentication.

Section 3.04 Registration of Transfer and Exchange of Certificate.

The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.07, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificate and of transfers and exchanges of the Certificate as herein provided. Wells Fargo Bank, National Association shall be the initial Certificate Registrar.

The Certificate Registrar (if other than Wells Fargo Bank, National Association) shall provide the Indenture Trustee with the name and address of the Certificateholder (if other than the Transferor) on the Initial Closing Date. Upon any transfers of the Certificate, the Certificate Registrar shall notify the Indenture Trustee of the name and address of the transferee in writing, by facsimile, on the day of such transfer. The Indenture Trustee shall be entitled to fully rely on the most recently provided Certificateholder information with no liability therefor.

Upon surrender for registration of transfer of a Certificate at the office or agency maintained pursuant to Section 3.07, the Owner Trustee, on behalf of the Issuer, shall execute and deliver to the Certificate Registrar for authentication, and the Certificate Registrar shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Certificate dated the date of authentication.

A Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of the Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

Notwithstanding the foregoing, no sale or transfer of a Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar to be effective hereunder, if the sale or transfer thereof would increase the total number of Certificateholders to more than ninety-nine (99). For purposes of determining the total number of Certificateholders, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, a Certificate is treated as a holder of a Certificate if (i) substantially all of the value of the beneficial owner’s interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity’s interest in the Certificate and (ii) a principal purpose of the use of the flow-through entity to hold the Certificate is to satisfy the 99 holder limitation set out above. The Certificate Registrar and the Owner Trustee may rely on the representations of the transferee contained in the either the Investment Letter set forth in Exhibit D or the Rule 144 Letter set forth in Exhibit E.

Section 3.05 Mutilated, Destroyed, Lost or Stolen Certificate.

If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Certificate Registrar and the Owner Trustee, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Issuer shall execute and deliver to the Certificate Registrar for authentication and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.06 Persons Deemed Certificateholder.

Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of the Certificate for registration of transfer, the Certificate Registrar and the Owner Trustee and any agent of the Owner Trustee or the Certificate Registrar, may treat the person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate and the related Transferor Interest for the purpose of receiving distributions pursuant to the Indenture and the Indenture Supplements and for all other purposes whatsoever, and none of the Owner Trustee or the Certificate Registrar nor any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary. The Owner Trustee may request a copy of the Certificate Register from the Certificate Registrar and the Certificate Registrar shall provide it to the Owner Trustee with 5 Business Days.

Section 3.07 Maintenance of Office or Agency.

(a) The Certificate Registrar shall maintain an office or offices or agency or agencies where the Certificate may be surrendered for registration of transfer or exchange. The Certificate Registrar initially designates the Corporate Trust Office of the Indenture Trustee as specified in the Indenture for such purpose. The Certificate Registrar shall give prompt written notice to the Owner Trustee, the Transferor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

(b) The Owner Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Certificate and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Owner Trustee as specified in the Indenture for such purposes. The Owner Trustee shall give prompt written notice to the Certificate Registrar, the Transferor and the Certificateholders of any change in the location of such office or agency.

Section 3.08 Restrictions on Transfer.

(a) To the fullest extent permitted by applicable law, the Certificates (or any interest therein) may not be sold, transferred, assigned, participated, pledged or otherwise disposed of to any Person; provided, however, that a Certificate (or any interest therein) may be sold, transferred, assigned, participated, pledged or otherwise disposed of if (i) the requirements of Section 3.04 are satisfied, (ii) the transferor thereof has provided the Certificate Registrar, the Owner Trustee and the Indenture Trustee with a Required Federal Income Tax Opinion relating to such sale, transfer, assignment, participation, pledge or other disposition, and (iii) such transfer is pursuant to an exemption from the registration provisions of applicable securities laws.

(b) In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar and the Owner Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C (the “Transferor Certificate”) and either Exhibit D (the “Investment Letter”) or Exhibit E (the “Rule 144A Letter”). The Transferor shall provide to any Certificateholder and any prospective transferee designated by any such Certificateholder, information regarding the Certificates and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Certificate Registrar and the Transferor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

Section 3.09 Allocations to Transferor Interest.

Taken together, the Certificates represent the beneficial ownership interest in the Trust Property, including the right to receive Collections and other amounts with respect to the Receivables not allocated pursuant to the Basic Documents to the Noteholders and other amounts at the times and in the amounts specified in the Indenture and any Indenture Supplement to be paid to the holders of the Transferor Interest; provided, however, that the Certificates will represent a beneficial interest in the Collection Account, the Excess Funding Account or any Series Account, subject to the lien of the Indenture Trustee and only as specifically provided in the Transfer and Servicing Agreement, the Indenture or any Indenture Supplement.

Section 3.10 ERISA Restrictions

The Certificate may not be acquired by or for the account of (i) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to the fiduciary responsibility provisions of Title I of ERISA, (ii) a “plan” (within the meaning of Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) any entity whose underlying assets include assets of an employee benefit plan or a plan described in (i) or (ii) above by reason of such employee benefit plan’s or plan’s investment in the entity (collectively, a “Benefit Plan Investor”), or (iv) an employee benefit plan, a plan or other similar arrangement that is not a Benefit Plan Investor but is subject to federal, state, local, non-U.S. or other laws or regulations that are substantially similar to Section 406 of ERISA or Section 4975 of the Code (each, a “Benefit Plan Entity”). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan Entity.

Section 3.11 Appointment of Certificate Registrar

The Transferor hereby appoints Wells Fargo Bank, National Association as certificate registrar of the Issuer, to have all the rights, powers and duties of the Certificate Registrar set forth herein. The Certificate Registrar accepts such appointment.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

Section 4.01 Prior Notice to Transferor with Respect to Certain Matters.

With respect to the following matters, unless otherwise instructed by the Certificateholders, the Owner Trustee will not take action unless at least thirty (30) days before the taking of such action the Owner Trustee has given written notice to the Certificateholders of the proposed action and the Certificateholders have not notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Certificateholders have withheld consent or given alternative direction:

(a) the initiation of any claim or lawsuit by the Issuer or the Owner Trustee and the settlement of any action, claim or lawsuit brought by or against the Issuer or the Owner Trustee;

(b) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of any Certificateholder;

(e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of any Certificateholder; or

(f) the appointment pursuant to the Indenture of a replacement or successor Note Registrar or Indenture Trustee, or the consent to the assignment by the Note Registrar, Administrator or Indenture Trustee of its obligations under the Indenture.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Note Registrar, Administrator or Indenture Trustee within five (5) Business days after receipt of notice thereof.

Section 4.02 Restrictions on Power.

(a) The Owner Trustee will not be required to take or refrain from taking any action if such action or inaction is contrary to any obligation of the Owner Trustee under this Agreement or contrary to Section 2.03.

(b) The Certificateholders will not have any right by virtue of or by availing themselves of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, in the name of the Issuer or the Owner Trustee, unless the Certificateholders previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificateholders shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 5.03. For the protection and enforcement of the provisions of this Section, the Certificateholders and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 4.03 Action with Respect to Bankruptcy Action

(a) The Issuer shall not, without the prior written consent of the Owner Trustee, (a) institute any proceedings to adjudicate the Issuer bankrupt or insolvent, (b) consent to the institution of bankruptcy or insolvency proceedings against the Issuer, (c) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to the Issuer, (d) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (e) make any assignment for the benefit of the Issuer’s creditors, (f) admit in writing its inability to pay its debts generally as they become due, (g) declare or effect a moratorium on its debt, or (h) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a “Bankruptcy Action”). In considering whether to give or withhold written consent to a Bankruptcy Action by the Issuer, the Owner Trustee, with the consent of the Certificateholders (hereby given, which consent the Certificateholders believe to be in the best interests of the Certificateholders and the Issuer), shall consider the interest of the Noteholders in addition to the interests of the Issuer and whether the Issuer is insolvent; provided, however, that the Owner

Trustee shall not be deemed to owe any fiduciary duty to the Noteholders. The Owner Trustee shall have no duty to give such written consent to a Bankruptcy Action by the Issuer if the Owner Trustee shall not have been furnished (at the expense of the Issuer or the Person that requested that such letter be furnished to the Owner Trustee) with a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Issuer is then insolvent. The Owner Trustee (as such and in its individual capacity) shall not be personally liable to any Person on account of the Owner Trustee’s good faith reliance on the provisions of this Section or in connection with the Owner Trustee’s giving prior written consent to a Bankruptcy Action by the Issuer in accordance herewith, or withholding such consent, in good faith, and neither the Issuer nor the Certificateholders shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee (as such and in its individual capacity) for giving or withholding its consent to any such Bankruptcy Action.

(b) The parties hereto stipulate and agree that the Certificateholders have no power to commence any Bankruptcy Action on the part of the Issuer or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Issuer except as provided in Sections 4.03(a) and 10.08. To the extent permitted by applicable law, the consent of the Indenture Trustee shall be obtained prior to taking any Bankruptcy Action by the Issuer.

(c) The provisions of this Section do not constitute an acknowledgement or admission by the Issuer, the Owner Trustee, the Certificateholders or any creditor of the Issuer that the Issuer is eligible to be a debtor, under the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., as amended.

Section 4.04 Covenants and Restrictions on Conduct of Business.

(a) Other than as contemplated by the Basic Documents and related documentation, the Issuer shall not:

(i) incur any indebtedness;

(ii) engage in any dissolution, liquidation, consolidation, merger or sale of assets;

(iii) engage in any business activity in which it is not currently engaged; and

(iv) form, or cause to be formed, any subsidiaries and shall not own or acquire any asset.

(b) The Issuer shall:

(i) maintain books and records separate from any other person or entity;

(ii) maintain its office and bank accounts separate from any other person or entity;

(iii) other than as contemplated by the Basic Documents and related documentation, not commingle its assets with those of any other person or entity;

(iv) conduct its own business in its own name and use stationery or other business forms under its own name and not that of the Certificateholders or any Affiliate;

(v) other than as contemplated by the Basic Documents and related documentation, pay its own liabilities and expenses only out of its own funds;

(vi) observe all formalities required under the Statutory Trust Statute;

(vii) not guarantee or become obligated for the debts of any other person or entity;

(viii) not hold out its credit as being available to satisfy the obligation of any other person or entity;

(ix) not acquire the obligations or securities of the Certificateholders or their Affiliates;

(x) other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

(xi) other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other person or entity;

(xii) hold itself out as a separate entity from the Certificateholders and not conduct any business in the name of the Certificateholders;

(xiii) correct any known misunderstanding regarding its separate identity;

(xiv) not identify itself as a division (other than for tax reporting purposes) of any other person or entity; and

(xv) except as required or specifically provided in this Agreement, the Issuer will conduct business with the Certificateholders or any Affiliate thereof on an arm’s length basis.

(c) The Owner Trustee has no duty to ensure the Issuer’s compliance with the provisions of Section 4.04(a) and (b) above.

(d) So long as the Notes or any other amounts owed under the Indenture and any Indenture Supplement remain outstanding, the Issuer shall not amend this Section 4.04 unless the Rating Agency Condition has been satisfied.

ARTICLE V

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 5.01 General Authority.

The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is named a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Basic Documents shall require or the Transferor approves, as evidenced conclusively by the Owner Trustee’s execution thereof. The Owner Trustee is further authorized from time to time to take such action on behalf of the Issuer as is permitted by this Agreement and the other Basic Documents.

Section 5.02 General Duties.

Subject to Section 4.01, it is the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Issuer in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee will be deemed to have discharged its duties and responsibilities hereunder to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Issuer hereunder or under any other Basic Document, and the Owner Trustee will not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. The Owner Trustee has no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

Section 5.03 Action Upon Instruction.

(a) Each of the Certificateholders, the Transferor or the Administrator, acting individually, may by written instruction direct the Owner Trustee in the management of the Issuer and otherwise hereunder in connection with the Issuer.

(b) The Owner Trustee will not be required to take any action hereunder or under any other Basic Document if the Owner Trustee reasonably determines, or is advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee will promptly give notice (in such form as is appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee will not be liable on account of such action to any Person. If the Owner Trustee does not receive appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but will be under no duty to, take or refrain from taking such action, not in violation of this Agreement or the other Basic Documents, as it deems to be in the best interest of the Certificateholders, and will have no liability to any Person for such action or inaction.

(d) If the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as is appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee will not be liable, on account of such action or inaction, to any Person. If the Owner Trustee does not receive appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but will be under no duty to, take or refrain from taking such action, not in violation of this Agreement or the other Basic Documents, as it deems to be in the best interests of the Certificateholders, and will have no liability to any Person for such action or inaction.

Section 5.04 No Duties Except as Specified in this Agreement or in Instructions.

The Owner Trustee has no duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Issuer or the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.03; and no implied duties or obligations are to be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee has no responsibility for any filing or recording, including filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Property that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Property or the transactions contemplated hereby or by the other Basic Documents.

Section 5.05 No Action Except Under Specified Documents or Instructions.

The Owner Trustee may not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except (a) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (b) in accordance with the other Basic Documents to which the Issuer or the Owner Trustee is a party and (c) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.03. The Certificateholders may not direct the Owner Trustee to take any action that would violate the provisions of this Section 5.05.

Section 5.06 Restrictions.

The Owner Trustee may not take any action (i) that would violate the purposes of the Issuer set forth in Section 2.03 or (ii) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (x) result in the Issuer becoming an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes or (y) affect the treatment of the Notes as indebtedness for federal or state income tax purposes. The Certificateholders may not direct the Owner Trustee to take any action that would violate the provisions of this Section 5.06.

ARTICLE VI

CONCERNING THE OWNER TRUSTEE

Section 6.01 Acceptance of Trusts and Duties.

The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Property upon the terms of this Agreement and the other Basic Documents. The Owner Trustee will not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a) except with respect to a claim based on the Owner Trustee’s willful misconduct, bad faith or negligence, the Owner Trustee will not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

(b) the Owner Trustee will not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Certificateholders;

(c) no provision of this Agreement or any other Basic Document will require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document, if the Owner Trustee has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d) under no circumstances will the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

(e) the Owner Trustee will not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Basic Documents, and the Owner Trustee will in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the other Basic Documents;

(f) the Owner Trustee will not be liable for the default or misconduct of the Transferor, the Servicer, the Administrator or the Indenture Trustee under any of the Basic Documents or otherwise, and the Owner Trustee will have no obligation or liability to perform the obligations of the Owner Trustee hereunder or under the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Transfer and Servicing Agreement;

(g) the Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of the Certificateholders, unless the Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Basic Document is not to be construed as a duty, and the Owner Trustee will not be answerable for, other than its negligence, bad faith or willful misconduct in the performance of, any such act; and

(h) notwithstanding anything contained herein to the contrary, the Owner Trustee will not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action (i) requires the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee; (ii) results in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subjects the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby. The Owner Trustee will be entitled to obtain advice of counsel (which advice will be an expense of the Certificateholders) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. If said counsel advises the Owner Trustee that such action will result in such consequences, the Certificateholders will appoint an additional trustee pursuant to Section 9.05 to proceed with such action.

Section 6.02 Furnishing of Documents.

The Owner Trustee will furnish to the Certificateholders and the Indenture Trustee, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents. The Owner Trustee shall also furnish to the Servicer all tax information reasonably required in connection with the preparation of all tax returns of the Issuer and known to a Responsible Officer of the Owner Trustee upon written request therefor in accordance with Section 6.13 of the Indenture.

Section 6.03 Representations and Warranties.

The Owner Trustee hereby represents and warrants to the Certificateholders that:

(a) It is a banking corporation or association duly organized and validly existing in good standing under the laws of its state of organization. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

(b) It has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(d) This Agreement has been, or when executed and delivered will have been, duly authorized, validly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(e) There are no proceedings or investigations pending or, to the actual knowledge of a Responsible Officer of the Owner Trustee, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties (i) asserting the invalidity of this Agreement or (ii) seeking any determination or ruling that might materially and adversely affect the performance by the Owner Trustee of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document.

Section 6.04 Reliance; Advice of Counsel.

(a) The Owner Trustee may rely upon, will be protected in relying upon and will incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate will constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee will not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys are selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee will not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or written advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.

Section 6.05 Not Acting in Individual Capacity.

Except as expressly provided in this Article VI, in accepting the trusts hereby created, Deutsche Bank Trust Company Delaware acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document may look only to the Trust Property for payment or satisfaction thereof.

Section 6.06 Owner Trustee Not Liable for Certificates, Notes or Receivables.

The recitals contained herein and in the Certificates (other than the genuineness of the signature and countersignature of the Owner Trustee on the Certificates and its representations and warranties in Section 6.03) will be taken as the statements of the Transferor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Basic Document or the Certificates (other than the genuineness of the signature and countersignature of the Owner Trustee on the Certificates), the Notes, or of any Receivable or related documents. The Owner Trustee will at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Receivables or the perfection and priority of any security interest in the Receivables or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to the Noteholders under the Indenture (and the related Indenture Supplements), including, without limitation, the existence, condition and ownership of the Receivables, the existence and contents of the Receivables on any computer or other record thereof, the validity of the assignment of the Receivables to the Issuer or of any intervening assignment, the completeness of the Receivables, the performance or enforcement of the Receivables, the compliance by the Transferor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07 Owner Trustee May Own Notes.

The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Transferor, the Administrator, the Servicer and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

Section 7.01 Owner Trustee’s Fees and Expenses.

The Owner Trustee will receive as compensation for its services hereunder such fees as have been separately agreed upon between GMF and the Owner Trustee, and the Owner Trustee will be entitled to be reimbursed by the Transferor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee’s right to enforce such obligation is subject to the provisions of Section 10.08. AmeriCredit Financial Services, Inc. d/b/a GM Financial shall be jointly and severally liable for the fees and expenses owing to the Owner Trustee under this Section 7.01

Section 7.02 Indemnification.

The Transferor will be liable as primary obligor for, and will indemnify the Owner Trustee and its successors, assigns, agents, employees and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement or the other Basic Documents, the Trust Property, the acceptance and administration of the Trust Property or the action or inaction of the Owner Trustee hereunder; provided that the Transferor will not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from (i) the Indemnified Party’s own willful misconduct, bad faith or negligence, (ii) the inaccuracy of any representation or warranty contained in Section 6.03 made by the Indemnified Party or (iii) taxes imposed on the Owner Trustee in connection with the fees earned by the Owner Trustee pursuant to this Agreement. An Indemnified Party’s right to enforce such obligation is subject to the provisions of Section 10.08. The indemnities contained in this Section will survive the resignation or removal of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity is sought pursuant to this Section, the Owner Trustee’s choice of legal counsel will be subject to the approval of the Transferor, which approval may not be unreasonably withheld. AmeriCredit Financial Services, Inc. d/b/a GM Financial shall be jointly and severally liable for the indemnification duties and obligations of the Transferor which are described in this Section 7.02.

Section 7.03 Payments to the Owner Trustee.

Any amounts paid to the Owner Trustee pursuant to this Article VII will be deemed not to be a part of the Trust Property immediately after such payment.

Section 7.04 Non-recourse Obligations.

Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Issuer that all obligations of the Issuer to the Owner Trustee individually or as Owner Trustee for the Issuer shall be with recourse to the Trust Property only and specifically shall be without recourse to the holder of the Transferor Interest.

ARTICLE VIII

TERMINATION OF AGREEMENT

Section 8.01 Termination of Agreement.

(a) This Agreement shall terminate and the Issuer shall dissolve, wind up and terminate, and be of no further force or effect, on the date (the “Trust Termination Date”) specified by the Certificateholder(s), written notice of which shall be provided to the Owner Trustee; provided, that in no event shall the Trust Termination Date occur prior to the day following the day on which the right of all Series of Notes to receive payments from the Trust Property has terminated. Upon dissolution of the Issuer, the Administrator will wind up the business and affairs of the Issuer as required by Section 3808 of the Statutory Trust Statute. Any money or other property held as part of the Trust Property following such termination (and following the distribution of all amounts to which the Noteholders are entitled and following the payment of all amounts due and owing to any creditors of the Issuer in accordance with Section 3808 of the Statutory Trust Statute) will be distributed to the Certificateholders in accordance with their respective percentage interests in the Transferor Interest. The bankruptcy, liquidation, dissolution, termination, death or incapacity of any Certificateholder will not (1) operate to terminate this Agreement or the legal existence of the Issuer or (2) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or the Trust Property or (3) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Except as provided in this Section 8.01, neither the Transferor nor any Certificateholder will be entitled to revoke or terminate the legal existence of the Issuer or this Agreement.

(c) Notice of any termination of the Issuer shall be given by the Servicer on behalf of the Owner Trustee by letter to each Certificateholder, with a copy to the Owner Trustee and Certificate Registrar, mailed within five Business Days of the Distribution Date upon which final payment of the Certificate will be made, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified and (iv) interest will cease to accrue on the Certificates. The Servicer on behalf of the Owner Trustee shall give such notice to the Indenture Trustee at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Certificates, the Indenture Trustee shall cause to be distributed to the Certificateholders amounts distributable on such Distribution Date pursuant to the Indenture and the Indenture Supplements.

In the event that the Certificateholders shall not surrender the Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Servicer on behalf of the Owner Trustee shall give a second written notice to the Certificateholders to surrender the Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice a Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the related Certificateholder concerning surrender of its Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Indenture Trustee to the Transferor.

(d) Upon the dissolution and winding up of the Issuer, this Agreement (other than Article VII) will terminate and the Transferor shall instruct the Owner Trustee to cause a certificate of cancellation to be executed and filed with the Secretary of State in accordance with Section 3810 of the Statutory Trust Statute.

ARTICLE IX

SUCCESSOR OWNER TRUSTEE AND ADDITIONAL OWNER TRUSTEE

Section 9.01 Eligibility Requirements for Owner Trustee.

The Owner Trustee shall at all times (i) not be an Affiliate of GMF, (ii) have (or have a parent that has) a combined capital and surplus of at least $50,000,000, (iii) have (or have a parent that has) a long-term debt rating of at least investment grade by each Rating Agency or be otherwise acceptable to each Rating Agency, (iv) be subject to supervision or examination by federal or state authorities and (v) be authorized to exercise trust powers in the State of Delaware. If the Owner Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.01, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee ceases to be eligible in accordance with the provisions of this Section, the Owner Trustee will resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02 Resignation or Removal of Owner Trustee.

(a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator will promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument will be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee has been appointed and accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor to the Owner Trustee; provided, however, that such right to appoint or petition for the appointment of any such successor will in no event relieve the resigning Trustee from any obligations imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

(b) If at any time the Owner Trustee ceases to be eligible in accordance with the provisions of Section 9.01, or if the Owner Trustee resigns pursuant to this Section 9.02, or if the Owner Trustee fails to resign after written request therefor by the Administrator, or if at any time the Owner Trustee is legally unable to act, or is adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property is appointed, or any public officer takes charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may, but will not be required to, remove the Owner Trustee. If the Administrator removes the Owner Trustee under the authority of the immediately preceding sentence, the Administrator will promptly (i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument will be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) pay all fees, expenses and indemnities due and owing to the outgoing Owner Trustee.

(c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section will not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees, expenses and indemnities due and owing to the outgoing Owner Trustee. The Administrator will provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

Section 9.03 Successor Owner Trustee.

(a) Any successor Owner Trustee appointed pursuant to Section 9.02 will execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement. Upon the resignation or removal of the predecessor Owner Trustee becoming effective pursuant to Section 9.02, such successor Owner Trustee, without any further act, deed or conveyance, will become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee will, upon payment of its fees, expenses and indemnities, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee will execute and deliver such instruments and do such other things as are reasonably required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

(b) No successor Owner Trustee may accept appointment as provided in this Section, unless at the time of such acceptance such successor Owner Trustee is eligible pursuant to Section 9.01.

(c) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator will provide notice of such acceptance of appointment including the name of such successor Owner Trustee to the Certificateholders, the Indenture Trustee, the Certificate Registrar, the Noteholders and each Rating Agency. If the Administrator fails to mail such notice within 10 Business Days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee will cause such notice to be mailed at the expense of the Administrator. Any successor Owner Trustee shall cause a certificate of amendment to the Certificate of Trust of the Issuer to be executed and filed as required by the Statutory Trust Statute.

Section 9.04 Merger or Consolidation of Owner Trustee.

Notwithstanding anything herein to the contrary, any Person into which the Owner Trustee is merged or converted or with which it is consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee will be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, will be the successor of the Owner Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided that such Person is required to meet the eligibility requirements set forth in Section 9.01; and provided, further, that the Owner Trustee (i) provide notice of such merger or consolidation to the Administrator not less than fifteen (15) Business Days prior to the effective date thereof and (ii) if the name or principal place of business of the Owner Trustee or trustee satisfying § 3807 of the Statutory Trust State, as applicable, has been thereby affected, the Owner Trustee or trustee satisfying § 3807 of the Statutory Trust State, as applicable, shall file an appropriate amendment to the Certificate of Trust with the Secretary of State. The Administrator shall provide such notice to each Rating Agency promptly upon receipt thereof.

Section 9.05 Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Administrator and the Owner Trustee acting jointly will have the power and will execute and deliver all instruments to appoint one or more Persons approved by each of the Administrator and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Trust Property, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator has not joined in such appointment within 15 Business Days after the receipt by it of a request to do so, the Owner Trustee alone will have the power to make such appointment. No co-trustee or separate trustee under this Agreement will be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee will be required pursuant to Section 9.03.

Each separate trustee and co-trustee will, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee will be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee is incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) will be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement will be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee will be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee will refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, will be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument will be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee dies, becomes incapable of acting, resigns or is removed, all of its estates, properties, rights, remedies and trusts will vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.06 Compliance with Delaware Statutory Trust Statute.

Notwithstanding anything herein to the contrary, the Issuer will at all times have at least one trustee that meets the requirements of Section 3807(a) of the Statutory Trust Statute.

ARTICLE X

MISCELLANEOUS

Section 10.01 Amendments.

(a) This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Transferor, the Certificate Registrar and the Owner Trustee, with prior written notice by the Transferor to each Rating Agency and the Indenture Trustee, but without the consent of any of the Noteholders, Certificateholders or the Indenture Trustee; provided, however, that:

(i) the Transferor has delivered an Officer’s Certificate to the Owner Trustee and the Indenture Trustee, stating that such amendment will not, in the reasonable belief of the Transferor, (x) materially and adversely affect the interest of any Noteholder or any Certificateholder or (y) result in an Adverse Effect; and

(ii) the Transferor delivers to the Indenture Trustee and the Owner Trustee a Required Federal Income Tax Opinion.

(b) Additionally, notwithstanding Section 10.01(a), this Agreement may be amended by the Transferor, the Certificate Registrar and the Owner Trustee with prior written notice by the Transferor to each Rating Agency, but without the consent of the Indenture Trustee, the Certificateholders or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable the Issuer to avoid the imposition of state or local income or franchise taxes imposed on the Issuer’s property or its income; provided, however, that:

(i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officers’ Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection;

(ii) the Transferor delivers to the Indenture Trustee and the Owner Trustee a Required Federal Income Tax Opinion; and

(iii) such amendment does not affect the rights, duties or obligations of the Owner Trustee hereunder.

(c) This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Transferor, the Certificate Registrar and the Owner Trustee, with prior written notice by the Transferor to the Rating Agencies, and with the consent of the Indenture Trustee and the Majority Noteholders of all materially adversely affected Series, and the consent of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that without the consent of all Noteholders or Certificateholders adversely affected thereby, no such amendment may:

(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or the Certificateholders; or

(ii) reduce the aforesaid percentage of the Outstanding Principal Amount of the Notes and the Certificate balance, the Holders of which are required to consent to any such amendment; and provided, further, any such amendment will be subject to delivery to the Indenture Trustee of a Required Federal Income Tax Opinion.

(d) Promptly after the execution of any such amendment or consent, the Transferor will furnish written notification of the substance of such amendment or consent to the Certificateholders and the Indenture Trustee. To the extent Noteholder or Certificateholder consent is required by this Section, the Noteholders or Certificateholders must consent to and approve the substance of all such proposed amendments and consents, but they need not consent to and approve the particular form of such amendment or consent. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee will cause the filing of such amendment with the Secretary of State.

(e) In connection with any amendment entered into pursuant to this Section, the Owner Trustee is entitled to receive, and will be fully protected in relying upon, an Officer’s Certificate of the Transferor or the Administrator to the effect that such amendment is permitted by this Agreement and the conditions to such amendment have been satisfied. The Owner Trustee may, but is not obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 10.02 No Legal Title to Trust Property in Certificateholders.

The Certificateholders do not have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any right, title, and interest of any Certificateholder to and in its beneficial ownership interest in the Trust Property will operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

Section 10.03 Limitations on Rights of Others.

The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferor, the Certificate Registrar, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, is to be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 10.04 Notices.

Unless otherwise expressly specified or permitted by the terms hereof, all notices must be in writing and will be sufficiently given if delivered in person or by overnight courier service at, or sent by facsimile transmission or other electronic transmission, followed by first class mail, to (i) in the case of the Owner Trustee at its corporate trust office, Deutsche Bank Trust Company Delaware, 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266, with a copy to Deutsche Bank Trust Company Americas, 60 Wall Street, 27th floor, New York, NY 10005, Attn: TAS/Structure Finance Services, (ii) in the case of the Transferor, 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (iii) in the case of the Certificate Registrar, at the Corporate Trust Office of the Indenture Trustee, and (iv) in the case of the Indenture Trustee at its Corporate Trust Office, or as to each party, at such other address as may be designated by such party in a written notice to each other party. All notices will be effective on receipt.

Section 10.05 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06 Separate Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of executed signature pages to this Agreement by facsimile or other electronic transmission shall constitute and be effective as delivery of a manually executed signature page hereto.

Section 10.07 Successors and Assigns.

All covenants and agreements contained herein are binding upon, and inure to the benefit of, the Owner Trustee and its successors, the Certificate Registrar and its successors and the Certificateholders and their successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholders will bind the successors and assigns of the Certificateholders.

Section 10.08 Nonpetition.

To the fullest extent permitted by applicable law, notwithstanding any prior termination of the legal existence of the Issuer or this Agreement, but subject to the provisions of Section 4.03, the Owner Trustee (in its individual capacity and in its capacity as Owner Trustee) and the Certificate Registrar, by entering into this Agreement, each Certificateholder (including the Transferor) by accepting a Certificate or a beneficial interest therein, and the Indenture Trustee and the Noteholders, by accepting the benefits hereof, hereby covenants, with respect to the Issuer and the Transferor, not to acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against or by the Issuer or the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor; provided, however, that this Section is not intended to preclude any remedy described in Article V of the Indenture.

Section 10.09 No Recourse.

Each Certificateholder, by accepting the Certificates, acknowledges that the Certificates do not represent interests in or obligations of the Servicer, the Administrator, the Owner Trustee, the Certificate Registrar, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly provided in the Basic Documents.

Section 10.10 Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and are not intended to define or limit any of the terms or provisions hereof.

Section 10.11 Governing Law.

(a) THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER ARE TO BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Each of the parties hereto, including the Certificateholders, hereby irrevocably and unconditionally submits to the jurisdiction of the nonexclusive general jurisdiction of the courts of the state of New York, the courts of the United States of America for the Southern District of New York and appellate courts thereof with respect to actions brought against it as a defendant, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby; provided that nothing herein shall be deemed to limit the ability of any parties to this Agreement to bring suit against any other party to this Agreement in any other permissible jurisdiction. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court, any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and any objection based on place of residence or domicile. The parties hereto and each Certificateholder irrevocably consent to the service of any and all process to them by registered or certified mail at their respective address designated in this Agreement or listed in the Certificate Register.

Section 10.12 Transferor Payment Obligation.

The Transferor is responsible for payment of the Administrator’s fees under the Administration Agreement and will reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder.

Section 10.13 Acceptance of Terms of Agreement.

THE RECEIPT AND ACCEPTANCE OF THE CERTIFICATE(S) BY THE TRANSFEROR, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE TRANSFEROR OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND CONSTITUTE THE AGREEMENT OF THE ISSUER THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT ARE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER AND THE TRANSFEROR.

Section 10.14 Integration of Documents.

This Agreement constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements relating to the subject matter hereof and thereof.

Section 10.15 Owner Trustee to Provide Information.

(a) The Owner Trustee shall provide the Transferor, the Servicer and GMF (each, a “GMF Party,” and collectively, the “GMF Parties”) with (i) notification of all demands for the repurchase or replacement of a Receivable for breach of representations and warranties concerning such Receivable, as soon as practicable and in any event within five (5) Business Days after the end of each calendar quarter, a notice in substantially the form of Exhibit B with respect to any requests (in writing or orally) received by a Responsible Officer of the Owner Trustee during the immediately preceding calendar quarter (or, in the case of the initial notice, since the Initial Closing Date) , and (ii) promptly upon the request by a GMF Party, any information in its possession reasonably requested by a GMF Party to facilitate compliance by the GMF Parties with Rule 15Ga-1 under the Exchange Act and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act, nor shall it have any responsibility for making any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

(b) The Owner Trustee acknowledges and agrees that the purpose of this Section 10.15 is to facilitate compliance by the Issuer with the provisions of the Exchange Act or Regulation AB and related rules and regulations of the Commission. The Owner Trustee acknowledges that interpretations of the requirements of the Exchange Act or Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees hereby to comply with reasonable requests made by the Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of the Exchange Act or Regulation AB. The Owner Trustee shall cooperate fully with the Administrator and the Issuer to deliver to the Administrator and the Issuer any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator to permit the Administrator and the Issuer to comply with the provisions of the Exchange Act or Regulation AB, together with such disclosures relating to the Owner Trustee reasonably believed by the Administrator to be necessary in order to effect such compliance.

Section 10.16 Communications with Rating Agencies.

If a Responsible Officer of the Owner Trustee receives any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, the Owner Trustee agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Administrator of such communication. The Owner Trustee agrees to act at the direction of the Administrator with respect to any communication to a Rating Agency and further agrees that in no event shall the Owner Trustee engage in any oral communication with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.

ARTICLE XI

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 11.01 [Reserved].

Section 11.02 Application of Trust Funds.

(a) In the event that any withholding tax is imposed on the Issuer’s payment (or allocations of income) to the Certificateholders, such tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section. The Administrator is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee or Administrator from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Certificateholders shall be treated as cash distributed to the Certificateholders at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Administrator may in its sole discretion withhold such amounts in accordance with this paragraph.

(b) Any Holder of the Certificate that is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Holder becomes a Holder, (i) shall notify the Owner Trustee and the Certificate Registrar and (ii)(A) provide the Owner Trustee and the Certificate Registrar with Internal Revenue Service form W-8BEN, W-8ECI or W-8EXP (or successor forms), as appropriate, or (B) notify the Owner Trustee and the Certificate Registrar that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Holder agrees by its acceptance of the Certificate, on an ongoing basis, to provide like certification for each taxable year and to notify the Owner Trustee and the Certificate Registrar should subsequent circumstances arise affecting the information provided the Owner Trustee or the Certificate Registrar in clauses (i) and (ii) above. The Owner Trustee and the Certificate Registrar shall be fully protected in relying upon, and each Holder by its acceptance of the Certificate hereunder agrees to indemnify and hold the Owner Trustee and the Certificate Registrar harmless against all claims or liability of any kind arising in connection with or related to the Owner Trustee’s and the Certificate Registrar’s reliance upon any documents, forms or information provided by any Holder to the Owner Trustee and the Certificate Registrar.

Section 11.03 Method of Payment.

Distributions required to be made to the Certificateholders on any Date of Processing or any Distribution Date shall be made to the Certificateholders as of such date, as indicated in the Certificate Register, in accordance with their percentage interest, either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date, or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Master Trust Agreement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

GMF WHOLESALE RECEIVABLES LLC, as Transferor

By:	/s/ Robert T. Pigott III
Name: Robert T. Pigott III
Title: Assistant Vice President, Corporate Finance

DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee

By:	/s/ Elizabeth B. Ferry
Name: Elizabeth B. Ferry
Title: Vice President

By:	/s/ David Dwyer
Name: David Dwyer
Title: Director

[Amended and Restated Master Trust Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:	/s/ Marianna C. Stershic
Name:	Marianna C. Stershic
Title:	Vice President

Acknowledged and Accepted solely for purposes of Section 7.01 and Section 7.02:

AMERICREDIT FINANCIAL SERVICES, INC.,

By:	/s/ Sheli Fitzgerald
Name: Sheli Fitzgerald
Title: Vice President, Corporate Finance

[Amended and Restated Master Trust Agreement]

EXHIBIT A

FORM OF CERTIFICATE

No. R-[___]

GMF FLOORPLAN OWNER REVOLVING TRUST

CERTIFICATE

This Certificate of Trust of GMF Floorplan Owner Revolving Trust (the “Issuer”) evidences an undivided beneficial ownership interest in a trust, the corpus of which consists primarily of an interest in receivables arising from time to time in connection with dealer floorplan financing accounts transferred by GMF Wholesale Receivables LLC, a Delaware limited liability company, as Transferor (the “Transferor”).

(Not an interest in or obligation of the Transferor or any affiliate thereof (other than the Issuer)).

This certifies that [_________________] is the registered owner of an undivided beneficial ownership interest in the Issuer, certain assets of which are subject to the lien of the Noteholders pursuant to the Indenture, dated as of March 27, 2013 (as amended and supplemented, the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Indenture Trustee. The Issuer is governed by the Amended and Restated Master Trust Agreement, dated as of March 27, 2013 (as amended and supplemented, the “Trust Agreement”), among the Transferor, Deutsche Bank Trust Company Delaware, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, National Association, as Certificate Registrar (the “Certificate Registrar”). The corpus of the Issuer consists of (a) a portfolio of certain receivables (the “Receivables”) arising from time to time in connection with dealer floorplan financing accounts identified under the Transfer and Servicing Agreement, dated as of March 27, 2013 (as amended and supplemented, the “Transfer and Servicing Agreement”), among the Transferor, AmeriCredit Financial Services, Inc. d/b/a GM Financial, as servicer (the “Servicer”), and the Issuer from time to time (the “Accounts”), (b) certain Receivables generated under the Accounts from time to time thereafter, (c) certain funds collected or to be collected from obligors in respect of the Receivables, (d) all funds which are from time to time on deposit in the Collection Account, the Excess Funding Account and in the Series Accounts (subject to the lien of the Indenture Trustee and only as specifically provided in the Transfer and Servicing Agreement, the Indenture or any Indenture Supplement) and (e) all other assets and interests of the Issuer. Although a summary of certain provisions of the Transfer and Servicing Agreement, the Trust Agreement and the Indenture (collectively, the “Agreements”) is set forth below, this Certificate does not purport to summarize the Agreements and reference is made to the Agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Owner Trustee. A copy of the Agreements may be requested from the Owner Trustee by writing to the Owner Trustee at its Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreements.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreements, to which Agreements, as amended and supplemented from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and is bound.

This Certificate represents the Transferor Interest in the assets of the Issuer, including the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Indenture, the related Indenture Supplements, the Trust Agreement and the Transfer and Servicing Agreement. The aggregate interest represented by this Certificate at any time in the Receivables held by the Issuer may not exceed the Transferor Interest at such time. In addition to the Certificate, Notes will be issued to investors pursuant to the Indenture and the related Indenture Supplements, which will represent obligations of the Issuer. Each holder of this Certificate acknowledges and agrees that its right to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders under, and to the extent provided in, the Indenture and the related Indenture Supplements.

Distributions on this Certificate will be made as provided in the Trust Agreement or any other Basic Document by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer on behalf of the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Certificate Registrar in the Corporate Trust Office of the Indenture Trustee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless otherwise specified in an Indenture Supplement with respect to a particular Series, the Transferor has entered into the Trust Agreement, and this Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (a) the Notes of each Series be characterized as indebtedness secured by the Receivables and (b) the Issuer will not be treated as an association taxable as a corporation. The Transferor, by entering into the Trust Agreement, and each holder of this Certificate by the acceptance of this Certificate, agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness.

It is the intent of the Transferor and each Certificateholder that, for purposes of United States federal, state and local income tax, any state single business tax and any other income taxes, the Issuer will be treated as a division or branch of the Person holding the beneficial ownership interests in the Issuer for any period during which the beneficial interests of the Issuer are held by one Person for U.S. federal income tax purposes, and will be treated as a partnership (and not as an association or publicly traded partnership taxable as a corporation), and Certificateholders will be treated as partners in that partnership, for any period during which the beneficial ownership interests in the Issuer are held by more than one Person for U.S. federal income tax purposes. For any such period during which the beneficial ownership interests in the Issuer are held by more than one Person for U.S. federal income tax purposes, each Certificateholder, by acceptance of a Certificate or any beneficial interest therein, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates as partnership interests in the Issuer for tax purposes.

Each Certificateholder, by its acceptance of a Certificate or any beneficial interest in a Certificate, covenants and agrees that such Certificateholder will not at any time acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against or by the Issuer or the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor

Unless the certificate of authentication hereon has been executed by or on behalf of the Owner Trustee, by manual signature, this Certificate will not be entitled to any benefit under the Agreements or be valid for any purpose.

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE TRANSFEROR, AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, THE OWNER TRUSTEE, THE SERVICER OR THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT.

IN WITNESS WHEREOF, the Owner Trustee, not in its individual capacity but solely as Owner Trustee, has caused this Certificate to be duly executed by its duly authorized officer.

Dated:

GMF FLOORPLAN OWNER REVOLVING TRUST

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee

By
Authorized Signatory

Certificate of Authentication

This is the Certificate described in the within mentioned Trust Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Registrar

By
Authorized Signatory

(Reverse of Certificate)

The Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer, the Owner Trustee, the Certificate Registrar or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Indenture and the Indenture Supplements. A copy of each of the Indenture, the Indenture Supplements and the Trust Agreement may be examined during normal business hours at the principal office of the Transferor, and at such other places, if any, designated by the Transferor, by the Certificateholders upon written request.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor under the Trust Agreement at any time by the Transferor and the Owner Trustee with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Principal Amount of the Notes and the Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the Corporate Trust Office of the Indenture Trustee, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon a new Certificate evidencing the same aggregate interest in the Issuer will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

No sale or transfer of a Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar or be effective hereunder, if the sale or transfer thereof would increase to more than 99 the total number of Certificateholders.

The Owner Trustee and any agent of the Owner Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee nor any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the payment to the Certificateholder of all amounts required to be paid to it pursuant to the Trust Agreement and the Indenture Supplements and the disposition of all property held as part of the Issuer.

The Certificate may not be acquired by or for the account of (i) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) any entity whose underlying assets include assets of an employee benefit plan or a plan described in (i) or (ii) above by reason of such employee benefit plan’s or plan’s investment in the entity, or (iv) an employee benefit plan subject to any federal, state, local or non-U.S. laws or regulations substantially similar to Title I of ERISA or Section 4975 of the Code (each, a “Benefit Plan”). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

The recitals contained herein shall be taken as the statements of the Transferor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Indenture Supplements or be valid for any purpose.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
______________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:	__________________________________*
Signature
Guaranteed:	__________________________________*

*

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

Form of

Notice of Repurchase Request

[            ], 20[     ]

AmeriCredit Financial Services, Inc. d/b/a GM Financial

as Servicer

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102,

Attention: Chief Financial Officer

GMF Wholesale Receivables LLC,

as Transferor

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102,

Attention: Chief Financial Officer

Re:   GMF Floorplan Owner Revolving Trust (the “Issuer”)

  Notice of Requests to Repurchase Receivables

Reference is hereby made to the Amended and Restated Master Trust Agreement of the Issuer, dated as of March 27, 2013 (the “Trust Agreement”), among GMF Wholesale Receivables LLC, a Delaware limited liability company, as transferor (the “Transferor”), Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as owner trustee (in such capacity, the “Owner Trustee”) and Wells Fargo Bank, National Association, a national banking association, as Certificate Registrar.    Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement. This Notice is being delivered pursuant to Section 10.15 of the Trust Agreement.

[During the period from and including [                ], 20[ ] to but excluding [                ], 20[     ], the Owner Trustee received no requests requesting that Receivables be repurchased.]

[During the period from and including [                ], 20[ ] to but excluding [                ], 20[     ], the Owner Trustee received one or more requests requesting that Receivables be repurchased. Copies of such requests received in writing are attached, and details of any such requests received orally are set forth below:

Date of Request	Number of Receivables Subject to Request	Aggregate Principal Balance of Receivables Subject to Request

B-1

DEUTSCHE BANK TRUST COMPANY DELAWARE,
not in its individual capacity but solely as
Owner Trustee of the Issuer

By:
Name:
Title:

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EXHIBIT C

FORM OF TRANSFEROR CERTIFICATE

[DATE]

GMF Wholesale Receivables LLC

801 Cherry Street, Suite 3500

Fort Worth, Texas, 76102

Attention: Chief Financial Officer

Deutsche Bank Trust Company Delaware

Rodney Square North

1011 Centre Road, Suite 200

Wilmington, Delaware 19805-1266

Wells Fargo Bank, National Association,

Sixth Street and Marquette Avenue,

MAC N9311-161

Minneapolis, Minnesota 55479

Re: GMF Floorplan Owner Revolving Trust, Certificates

Ladies and Gentlemen:

In connection with our disposition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Very truly yours, [NAME OF TRANSFEROR]

By:
Authorized Officer

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EXHIBIT D

FORM OF INVESTMENT LETTER

[DATE]

GMF Wholesale Receivables LLC

801 Cherry Street, Suite 3500

Fort Worth, Texas, 76102

Attention: Chief Financial Officer

Deutsche Bank Trust Company Delaware

Rodney Square North

1011 Centre Road, Suite 200

Wilmington, Delaware 19805-1266

Wells Fargo Bank, National Association,

Sixth Street and Marquette Avenue,

MAC N9311-161

Minneapolis, Minnesota 55479

Re: GMF Floorplan Owner Revolving Trust, Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor”, as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with the following sentence), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws, (f) we are not a Benefit Plan Investor and will not acquire or hold the Trust Certificates on behalf of or with “plan assets” of a Benefit Plan Investor (as such term is defined the Amended and Restated Master Trust Agreement, dated as of March 27, 2013, among GMF Wholesale Receivables LLC, as Transferor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and Wells Fargo Bank, National Association, a national banking association, as Certificate Registrar (the “Trust Agreement”), and (g) after giving affect our

D-1

acquisition of the Certificates, there will be no more than ninety-nine (99) Certificateholders, as determined by Section 3.04 of the Trust Agreement. We are acquiring the Certificates for our own account and understand that the Certificates may be resold, pledged or transferred only (i) (A) in a transaction exempt from the registration requirements of the Act and applicable state securities or “blue sky” laws or (B) to a person who we reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A under the Act that is aware that the sale or other transfer is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A and (ii) if the transferee has otherwise complied with all conditions for transfer set forth in the Trust Agreement.

Very truly yours, [NAME OF TRANSFEREE]

By:
Authorized Officer

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EXHIBIT E

FORM OF RULE 144A LETTER

[DATE]

GMF Wholesale Receivables LLC

801 Cherry Street, Suite 3500

Fort Worth, Texas, 76102

Attention: Chief Financial Officer

Deutsche Bank Trust Company Delaware

Rodney Square North

1011 Centre Road, Suite 200

Wilmington, Delaware 19805-1266

Wells Fargo Bank, National Association,

Sixth Street and Marquette Avenue,

MAC N9311-161

Minneapolis, Minnesota 55479

Re: GMF Floorplan Owner Revolving Trust, Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or any interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates, (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act, (f) we are not a Benefit Plan Investor and will not acquire or hold the Certificates on behalf of or with “plan assets” of a Benefit Plan Investor (as such term is defined the Amended and Restated Master Trust Agreement, dated as of March 27, 2013, among GMF Wholesale Receivables LLC, as Transferor, Deutsche Bank Trust

E-1

Company Delaware, as Owner Trustee, and Wells Fargo Bank, National Association, a national banking association, as Certificate Registrar (the “Trust Agreement”)), and (g) after giving affect our acquisition of the Certificates, there will be no more than ninety-nine (99) Certificateholders, as determined by Section 3.04 of the Trust Agreement. We are aware that the sale to us is being made in reliance on Rule 144A and acknowledge that we have received such information regarding the Securitization Trust as we have requested pursuant to Rule 144A or have determined not to request such information and that we are aware that the seller is relying upon our foregoing representations in order to claim the exemption from registration provided by Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and understand that such Certificates may be resold, pledged or transferred only (i) (A) in a transaction exempt from the registration requirements of the Act and applicable state securities or “blue sky” laws or (B) to a person who we reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A under the Act that is aware that the sale or other transfer is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A and (ii) if the transferee has otherwise complied with all conditions for transfer set forth in the Trust Agreement.

Very truly yours, [NAME OF TRANSFEREE]

By:
Authorized Officer

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